DELAWARE GROUP® INCOME FUNDS

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
(each, a "Fund" and collectively, the "Funds")

Supplement to the Funds' Class A, Class B, Class C, Class R and Institutional Class
Statutory Prospectuses dated November 29, 2010

The following replaces the information in the section entitled, "How we manage the Funds - The securities in which the Funds typically invest - Short-term debt or money market instruments":

Short-term debt investments
These instruments include: (1) time deposits, certificates of deposit and bankers acceptances issued by U.S. banks; (2) time deposits and certificates of deposit issued by foreign banks; (3) commercial paper of the highest quality rating; (4) short-term debt obligations with the highest quality rating; (5) U.S. government securities; and (6) repurchase agreements collateralized by those instruments.

How the Funds use them: Each Fund may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive instruments or as a pending investment in the Funds' principal investment securities. When investing all or a significant portion of a Fund's assets in these instruments, the Fund may not be able to achieve its investment objective.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated July 29, 2011.